UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2025 (July 16, 2025)

CANTOR EQUITY PARTNERS I, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42464	98-1576503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On July 16, 2025, Cantor Equity Partners I, Inc., a Cayman Islands exempted company (“CEPO”), BSTR Holdings, Inc., a Delaware corporation (“Pubco”), BSTR Intermediate, a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), BSTR Holdings (Cayman), a Cayman Islands limited liability company (the “Seller”), BSTR Newco, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Seller (“Newco”), PEMS Sub A, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO (“CEPO Subsidiary A”), PEMS Sub B, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO Subsidiary A (“CEPO Subsidiary B”), and PEMS Merger Sub C, Inc., a Delaware corporation and a wholly owned subsidiary of CEPO Subsidiary B (“Newco Merger Sub” and, together with CEPO Subsidiary A and CEPO Subsidiary B, the “CEPO Subsidiaries”), entered into a business combination agreement (the “Business Combination Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing” and the date of the Closing, the “Closing Date”), (i) CEPO will merge with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving entity (the “SPAC Surviving Subsidiary”) and as a result of which (a) immediately prior to the Effective Time, each issued and outstanding Class B ordinary share, par value $0.0001 per share, of CEPO (“CEPO Class B Ordinary Shares”), will automatically convert into one Class A ordinary share, par value $0.0001 per share, of CEPO (the “CEPO Class A Ordinary Shares”), and (b) at the Effective Time, the holders of CEPO Class A Ordinary Shares will receive one share of Pubco Class A common stock, par value $0.01 per share (“Pubco Class A Stock”), for each CEPO Class A Ordinary Share held by such CEPO shareholder (the “SPAC Merger”) and (ii) at least two (2) hours after the SPAC Merger, Newco Merger Sub will merge with and into Newco, with Newco continuing as the surviving company, and as a result of which (a) the Seller will receive shares of Pubco Stock in exchange for its Newco Interests (as defined below) as described below and (b) the Newco Equity PIPE Investors (as defined below) will receive non-voting units of Newco (the “Newco Exchange Interests”) in exchange for their Newco Class A Interests (as defined below) as described below(such merger, the “Newco Merger”, the Newco Merger together with the SPAC Merger, the “Mergers” and the Mergers together with the other transactions contemplated by the Business Combination Agreement, the Subscription Agreements (as defined below) and the other ancillary documents thereto, the “Transactions”). As a result of the Mergers, SPAC Surviving Subsidiary will become a wholly owned subsidiary of Pubco, CEPO Subsidiary B will become the managing member of Newco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

As consideration for the Newco Merger, the Seller will be entitled to receive, in exchange for its (i) class A common membership interests of Newco (the “Newco Class A Interests”), and (ii) class B common membership interests of Newco (the “Newco Class B Interests” and together with the Newco Class A Interests, the “Newco Interests”), (1) a number of shares of Pubco Class A Stock equal to: (x) the product of (A) 25,000, multiplied by (B) the U.S. dollar price of one Bitcoin as determined by the average of the CME CF Bitcoin Reference Rate - New York Variant for the ten-day period ending on the second day prior to the Closing Date (the “Closing Bitcoin Price”), divided by (y) $10.00 and (2) a number of shares of Pubco Class B common stock, par value $0.01 per share (“Pubco Class B Stock”) equal to: (i) the product of (A) 25,000, multiplied by (B) the Closing Bitcoin Price, divided by (ii) $10.00.

As consideration for the Newco Merger, the Newco Equity PIPE Investors (as defined below) will be entitled to receive from Newco, on a one-for-one basis, the Newco Exchange Interests in exchange for their Newco Class A Interests. The Newco Exchange Interests shall include the right of each Newco Equity PIPE Investor to require Pubco to cause the redemption by Newco of all, or a portion of, its Newco Exchange Interests in exchange for an equal number of shares of Pubco Class A Stock or, at Pubco’s election, the cash equivalent, in each case subject to the terms and conditions of the amended and restated limited liability company agreement of Newco to be entered into at the Closing.

In connection with the Closing, Pubco will issue two (2) classes of shares of Pubco Stock with different voting and economic rights attached to them. The shares of Pubco Class A Stock will have no voting rights other than as required by the General Corporation Law of the State of Delaware. Holders of shares of Pubco Class B Stock will be entitled to one (1) vote per share. Holders of Pubco Class A Stock will be entitled to receive distributions in proportion to the number of shares of Pubco Class A Stock held by them. Holders of Pubco Class B Stock will not have any economic rights. In addition, the shares of Pubco Class A Stock will be admitted and listed for trading on the NASDAQ Stock Market or any other stock market agreed to by CEPO and Pubco and will be freely transferable, subject to, as applicable, the terms of the Lock-Up Agreement (as described below), the letter agreement, dated as of January 6, 2025 (as may be amended from time to time), by and among CEPO, Cantor EP Holdings I, LLC (the “Sponsor”) and the other parties thereto (the “Insider Letter”), and any restrictions pursuant to applicable law. The shares of Pubco Class B Stock will not be admitted and listed for trading on any stock exchange and will not be freely transferable. Immediately following Closing, (i) all shares of Pubco Class A Stock will be held by the Seller, CEPO shareholders, CEPO Equity PIPE Investors (as defined below) and (ii) all shares of Pubco Class B Stock will be held only by the Seller. The shares of Pubco Class B Stock will be cancelled pro rata upon transfer of shares of Pubco Class A Stock by the Seller to any third party (other than its permitted transferees). The shares of Pubco Class A Stock will acquire full voting rights upon cancellation of all shares of Pubco Class B Stock.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which shall not survive the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (ii) the ability of such person or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants

The Business Combination Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

The Business Combination Agreement also contains obligations of certain of the parties to use their commercially reasonable efforts to consummate the Transactions. The Business Combination Agreement also includes certain obligations of Pubco, CEPO and Newco with regards to carrying out the PIPE Investments (as defined below) in connection with the Closing. Pubco is obligated to use reasonable best efforts to consummate the transactions contemplated by the Convertible Notes Subscription Agreements and the Preferred Stock Subscription Agreement (each as defined below). CEPO is obligated to use reasonable best efforts to consummate the transactions contemplated by the CEPO Equity PIPE Subscription Agreements (as defined below). Newco is obligated to use reasonable best efforts to consummate the transactions contemplated by the Newco Equity PIPE Subscription Agreements (as defined below).

CEPO, Pubco and Newco agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Pubco Class A Stock to CEPO shareholders and certain Newco securityholders, and containing a proxy statement/prospectus for the purpose of CEPO soliciting proxies from the CEPO shareholders to approve (the “SPAC Shareholder Approval”), at an extraordinary general meeting of CEPO shareholders (the “CEPO Shareholder Meeting”), the Business Combination Agreement, the Transactions and related matters (the “SPAC Shareholder Approval Matters”) and providing CEPO shareholders an opportunity, in accordance with CEPO’s organizational documents and initial public offering prospectus, to have their CEPO Class A Ordinary Shares redeemed.

The parties agreed to take all necessary action so that effective as of the Closing, the board of directors of Pubco will consist of five individuals, four of which are to be designated by the Seller, at least three of whom shall be required to qualify as an independent director under Nasdaq rules, with the final director to be the chief executive officer of Pubco.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the receipt of the SPAC Shareholder Approval; (ii) the consummation of the Transactions not being prohibited by applicable law; (iii) effectiveness of the Registration Statement; (iv) the shares of Pubco Class A Stock having been approved for listing on NASDAQ, the New York Stock Exchange or another national stock exchange; and (v) the PIPE Investments (as defined below) having been fully funded in accordance with the respective Subscription Agreements.

The obligations of CEPO and the CEPO Subsidiaries to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of Newco, Pubco, SPAC Merger Sub and the Seller being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by Newco, Pubco, SPAC Merger Sub and the Seller with their respective pre-closing covenants, (iii) no occurrence of a Material Adverse Effect with respect to Newco or Pubco, and (iv) completion of the Contribution (as defined below).

The obligations of Newco, Pubco, SPAC Merger Sub and the Seller to consummate (and cause to be consummated) the Transactions are also subject to, among other things: (i) the representations and warranties of CEPO being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by CEPO with its applicable pre-closing covenants, (iii) no occurrence of a Material Adverse Effect with respect to CEPO since the date of the Business Combination Agreement which is continuing and uncured, and (iv) the Sponsor having performed in all material respects its obligations required under the Sponsor Support Agreement (as defined below).

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of CEPO and the Seller, (ii) by CEPO or the Seller if a Government Authority shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, (iii) by the Seller if there has been a Modification in Recommendation, (iv) by either CEPO or the Seller if the CEPO Shareholder Meeting is held and SPAC Shareholder Approval is not received, (v) by CEPO in connection with a material breach of a representation, warranty, covenant or other agreement by Newco, Pubco, SPAC Merger Sub or the Seller, if the breach would result in the failure of the related condition to Closing, (vi) by the Seller in connection with a material breach of a representation, warranty, covenant or other agreement by CEPO or any CEPO Subsidiary, if the breach would result in the failure of the related condition to Closing, or (vii) by either CEPO or the Seller if the Closing has not occurred on or before one year from the date of the Business Combination Agreement.

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, each party will remain liable for willful breaches of the Business Combination Agreement or for Fraud Claims prior to termination. Notwithstanding the foregoing, CEPO will also bear all fees, costs and expenses incurred by any party in connection the filing of the Registration Statement with the SEC and submitting a listing application for Pubco Class A Stock to Nasdaq.

Trust Account Waiver

Each of Newco, Pubco, SPAC Merger Sub and the Seller agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in CEPO’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Business Combination Agreement and the terms of which are incorporated by reference herein. The filing of the Business Combination Agreement herewith provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations, warranties and covenants in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations, warranties and covenants in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, CEPO entered into a Sponsor Support Agreement with Sponsor and Pubco (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed (i) to vote its CEPO Ordinary Shares in favor of the Business Combination Agreement and the Transactions and each of the SPAC Shareholder Approval Matters, (ii) vote its CEPO Ordinary Shares against (a) any Acquisition Proposal or Alternative Transaction, (b) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by CEPO (other than the Transactions), (c) any change in the business of CEPO, and (d) any proposal, action or agreement involving CEPO that would or would reasonably be expected to jeopardize the Transactions, (iii) to comply with the restrictions imposed by the Insider Letter, including the restrictions on transferring and redeeming CEPO Ordinary Shares in connection with the Transactions, (iv) to waive the anti-dilution rights of the issued and outstanding CEPO Class B Ordinary Shares, (v) to forfeit 50% of its CEPO Class B Ordinary Shares immediately prior to, and conditioned upon, the consummation of the SPAC Merger, and (vi) subject to and conditioned upon the Closing, agree that any loans outstanding from the Sponsor to CEPO shall be repaid either in cash or in CEPO Class A Ordinary Shares at $10.00 per share as determined by Sponsor on the SPAC Pre-Closing Statement.

Further, pursuant to the Sponsor Support Agreement, the Sponsor and Pubco agreed that prior to Closing they would enter into an amendment to the Insider Letter, to modify the terms of the lock-up applicable to be the earlier of the (i) twelve (12) month anniversary of the Closing Date and (ii) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of Pubco Stock for cash, securities or other property, and to add Pubco as a party to the Insider Letter.

The Sponsor Support Agreement and certain of its provisions will terminate and be of no further force or effect upon the earlier to occur of Closing and the termination of the Business Combination Agreement pursuant to its terms and, if the Business Combination Agreement is terminated pursuant to its terms, all provisions of the Sponsor Support Agreement will terminate and be of no further force or effect.

The Sponsor Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement and the terms of which are incorporated by reference herein.

Lock-Up Agreement

Concurrently with the Closing, the Seller will enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with Pubco, pursuant to which the Seller will agree that the shares of Pubco Class A Stock received by the Seller will be locked-up and subject to transfer restrictions, as described below, subject to certain exceptions. The shares of Pubco Class A Stock held by the Seller will be locked up until the earlier of (i) the one year anniversary of the Closing and (ii) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction after the Closing which results in all of Pubco’s shareholders having the right to exchange their shares of Pubco Stock for cash, securities or other property.

The form of Lock-Up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement and the terms of which are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, the Sponsor, CEPO, Pubco and the Seller will enter into a registration rights agreement that will amend and restate the registration rights agreement entered into at the time of CEPO’s initial public offering between CEPO and the Sponsor (the “Amended and Restated Registration Rights Agreement”), pursuant to which Pubco will (i) assume the registration obligations of CEPO under such registration rights agreement, with such rights applying to the shares of Pubco Class A Stock and (ii) provide registration rights with respect to the resale of shares of Pubco Class A Stock held by the Sponsor and the Seller.

The form of Amended and Restated Registration Rights Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement and the terms of which are incorporated by reference herein.

Convertible Notes Subscription Agreements

Contemporaneously with the execution of the Business Combination Agreement, Pubco and CEPO entered into subscription agreements (the “Convertible Notes Subscription Agreements”) with certain investors (the “Convertible Note Investors”), pursuant to which the Convertible Note Investors have agreed to purchase, in a private placement, $500 million aggregate principal amount of 1.00% convertible senior secured notes (the “Convertible Notes”) due five years after the Closing Date, to be issued by Pubco pursuant to and on the terms set forth in an indenture (the “Initial Convertible Notes Private Placement”), upon the terms and subject to the conditions set forth therein. In addition, Pubco has granted the Convertible Note Investors (i) an option to purchase additional Convertible Notes in an aggregate principal amount of up to $125 million, exercisable within 15 days following the execution of the Convertible Notes Subscription Agreements (the “First Convertible Notes Option”), (ii) an option to purchase additional Convertible Notes in an aggregate principal amount of up to $125 million, exercisable within 30 days following the execution of the Convertible Notes Subscription Agreements (the “Second Convertible Notes Option” and, together with the First Convertible Notes Option, the “Convertible Notes Options”) and (iii) an option to purchase up to 3,200,000 shares of 7.00% perpetual convertible preferred stock (the “Preferred Stock”) to be issued by Pubco pursuant to and on the terms set forth in a certificate of designations in the form attached to the Preferred Stock Subscription Agreement (the “Certificate of Designations”) at a purchase price of $85.00 per share, exercisable within 30 days following the execution of the Convertible Notes Subscription Agreements (the “Preferred Stock Option” and, together with the Initial Convertible Notes Private Placement and Convertible Notes Options, the “Convertible Notes Private Placement”), in each case, on a pro rata basis based on such Convertible Note Investor’s participation in the Convertible Notes Private Placement.

The closing of the Convertible Notes Private Placement is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the Convertible Note Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the Convertible Note Investors, among other customary closing conditions.

Pursuant to the Convertible Notes Subscription Agreements, Pubco has agreed to certain obligations to register and maintain the registration of the Convertible Notes and the Preferred Stock and the shares of Pubco Class A Stock underlying the Convertible Notes and Preferred Stock including that, within 30 calendar days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the Convertible Notes and the shares of Preferred Stock and the shares of Pubco Class A Stock underlying the Convertible Notes and the Preferred Stock, and Pubco shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than 90 calendar days after the Closing, which may be extended an additional 90 calendar days depending on the level of SEC review involved.

Each Convertible Notes Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 16, 2026.

At Closing, in connection with the issuance of the Convertible Notes (including such Convertible Notes issued pursuant to the Convertible Notes Options, if any), (i) Pubco, U.S. Bank Trust Company, National Association, as trustee, and an agent to be appointed in accordance with the terms of the Business Combination Agreement, as collateral agent, will enter into an indenture, and (ii) such collateral agent, Pubco and a securities intermediary to be appointed by Pubco, will enter into a security agreement.

The form of Convertible Notes Subscription Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of Convertible Notes Subscription Agreement and the terms of which are incorporated by reference herein.

Convertible Preferred Stock Subscription Agreement

Contemporaneously with the execution of the Business Combination Agreement, Pubco and CEPO entered into a subscription agreement (the “Preferred Stock Subscription Agreement”) with an investor (the “Preferred Stock Investor”), pursuant to which the Preferred Stock Investor has agreed to purchase, in a private placement, shares of Preferred Stock with an aggregate principal amount of $30 million at $85.00 per share, upon the terms and subject to the conditions set forth therein (the “Preferred Stock Private Placement”).

The closing of the Preferred Stock Private Placement is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the Preferred Stock Investor’s consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the Preferred Stock Investor, among other customary closing conditions.

Pursuant to the Preferred Stock Subscription Agreement, Pubco has agreed to certain obligations to register and maintain the registration of the Preferred Stock and the shares of Pubco Class A Stock underlying the Preferred Stock including that, within 30 calendar days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the Preferred Stock and the shares of Pubco Class A Stock underlying the Preferred Stock, and Pubco shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than 90 calendar days after the Closing, which may be extended an additional 90 calendar days depending on the level of SEC review involved.

The Preferred Stock Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 16, 2026.

At Closing, in connection with the issuance of the Preferred Stock pursuant to the Preferred Stock Subscription Agreement and the Preferred Stock Option, Pubco will adopt the Certificate of Designations.

The form of the Preferred Stock Subscription Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of Preferred Stock Subscription Agreement and the terms of which are incorporated by reference herein.

CEPO Equity PIPE Subscription Agreements

Contemporaneously with the execution of the Business Combination Agreement, CEPO and Pubco entered into subscription agreements (the “CEPO Cash Equity PIPE Subscription Agreements”) with certain investors (the “CEPO Cash Equity PIPE Investors”), pursuant to which the CEPO Cash Equity PIPE Investors agreed to purchase, in a private placement immediately prior to the SPAC Merger, 40,000,000 CEPO Class A Ordinary Shares (the “CEPO Cash Equity PIPE Shares”), at a purchase price of $10.00 per share payable in cash, for an aggregate purchase price of $400 million (the “CEPO Equity PIPE”). .

Additionally, CEPO and Pubco entered into subscription agreements (the “CEPO BTC Equity PIPE Subscription Agreements” and, together with CEPO Cash Equity PIPE Subscription Agreements, the “CEPO Equity PIPE Subscription Agreements”) with certain investors (the “CEPO BTC Equity PIPE Investors” and, together with the CEPO Cash Equity PIPE Investors, the “CEPO Equity PIPE Investors”), pursuant to which the CEPO BTC Equity PIPE Investors agreed to purchase, in a private placement immediately prior to the SPAC Merger, a certain number of CEPO Class A Ordinary Shares (the “CEPO BTC Equity PIPE Shares”, together with the CEPO Cash Equity PIPE Shares, the “CEPO Equity PIPE Shares”), at $10.00 per share payable in Bitcoin based on the Closing Bitcoin Price (the “CEPO BTC Equity PIPE” and, together with the CEPO Cash Equity PIPE, the “CEPO Equity PIPE”). As of the date hereof, the CEPO BTC Equity PIPE Investors have elected to contribute an aggregate of 4,156.11 Bitcoin in exchange for CEPO BTC Equity PIPE Shares. The number of CEPO BTC Equity PIPE Shares to be issued to each CEPO BTC Equity PIPE Investors will equal the Closing Bitcoin Price multiplied by the number of Bitcoin contributed by such CEPO BTC Equity PIPE Investor, and then divided by $10.00.

The closing of the CEPO Equity PIPE is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the CEPO Equity PIPE Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the CEPO Equity PIPE Investors, among other customary closing conditions.

Pursuant to the CEPO Equity PIPE Subscription Agreements, CEPO and Pubco have agreed to use commercially reasonable efforts to cause the shares of Pubco Class A Stock into which the CEPO Equity PIPE Shares will be converted upon consummation of the SPAC Merger to be registered on the Registration Statement. To the extent that any such shares of Pubco Class A Stock are unable to be included on the Registration Statement, Pubco has agreed to certain obligations to register and maintain the registration of the shares of Pubco Class A Stock into which the CEPO Equity PIPE Shares are converted, including that, within 30 calendar days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the shares of Pubco Class A Stock into which the CEPO Equity PIPE Shares are converted, and Pubco shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in any event no later than 90 calendar days after the Closing, which may be extended by a maximum of 90 calendar days depending on the level of SEC review involved.

Each CEPO Equity PIPE Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 16, 2026.

The forms of CEPO Cash Equity PIPE Subscription Agreement and CEPO BTC Equity PIPE Subscription Agreement are filed as Exhibit 10.6 and Exhibit 10.7, respectively, to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the applicable CEPO Equity PIPE Subscription Agreement and the terms of which are incorporated by reference herein.

Newco Subscription Agreements

Contemporaneously with the execution of the Business Combination Agreement, Newco, Pubco and CEPO entered into subscription agreements (the “Newco Subscription Agreements” and, together with the Convertible Notes Subscription Agreements, the Preferred Stock Subscription Agreement and the CEPO Equity PIPE Subscription Agreements, the “Subscription Agreements”) with certain investors (the “Newco Equity PIPE Investors”), pursuant to which the Newco Equity PIPE Investors have agreed to purchase, in a private placement, Newco Class A Interests in exchange for 865 Bitcoin in the aggregate, valued based on the Closing Bitcoin Price, upon the terms and subject to the conditions set forth therein (the “Newco Equity PIPE” and, together with the Convertible Notes Private Placement, the Preferred Stock Private Placement and the CEPO Equity PIPE, the “PIPE Investments”).

Each Newco Equity Investor elected to purchase the Newco Class A Interests either (i) by delivering the number of Bitcoin set forth on the signature page of such Newco Equity Investor to the relevant Newco Subscription Agreement (the “Stated Bitcoin Amount”) or (ii) by delivering the number of Bitcoin equal to the dollar amount set forth on such signature page (the “Stated Dollar Amount”) divided by (y) the Closing Bitcoin Price.

If the Newco Equity Investor elected to purchase the Newco Class A Interests by delivering the Stated Bitcoin Amount, then the number of Newco Class A Interests to be delivered to such Newco Equity Investor will equal to (x) the Stated Bitcoin Amount multiplied by the Closing Bitcoin Price, divided by (y) $10.00. If the Newco Equity Investor elected to purchase the Newco Class A Interests by delivering the Stated Dollar Amount, then the number of Newco Clas A Interests to be delivered to such Newco Equity Investor will equal (x) the Stated Dollar Amount divided by (y) $10.00.

The closing of the Newco Equity PIPE is contingent upon the satisfaction of all closing conditions to consummate the Transactions and the Newco Equity PIPE Investors’ consent to any amendments, modifications or waivers to the terms of the Business Combination Agreement that would reasonably be expected to materially and adversely affect the economic benefits of the Newco Equity PIPE Investors, among other customary closing conditions.

Pursuant to the Newco Equity PIPE Subscription Agreements, Newco, CEPO and Pubco have agreed to use commercially reasonable efforts to cause the shares of Pubco Class A Stock in exchange for which the Newco Exchange Interests may be redeemed after the consummation of the Transactions to be registered on the Registration Statement. To the extent that any such shares of Pubco Class A Stock are unable to be included on the Registration Statement, Pubco has agreed to certain obligations to register and maintaining the registration of such shares of Pubco Class A Stock, including that, within 30 calendar days after the Closing, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the such Pubco Class A Stock, and Pubco shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than 90 calendar days after the Closing, which may be extended an additional 90 calendar days depending on the level of SEC review involved.

Each Newco Equity PIPE Subscription Agreement shall terminate and be void and of no further force and effect upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (ii) the mutual written agreement of the respective parties to terminate such agreement; or (iii) July 16, 2026.

The form of the Newco Equity PIPE Subscription Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of Newco Equity PIPE Subscription Agreement and the terms of which are incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein, to the extent applicable. The securities of Pubco that may be issued in connection with the Convertible Notes Private Placement and Preferred Stock Private Placement, the CEPO Class A Ordinary Shares that may be issued in connection with the CEPO Equity PIPE and the Newco Class A Interests that may be issued in connection with the Newco Equity PIPE will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

Contribution Agreement

Contemporaneously with the execution of the Business Combination Agreement, the Seller and Newco entered into an Asset Purchase and Contribution Agreement (the “Contribution Agreement”), pursuant to which, immediately prior to the Closing, the Seller will contribute (the “Contribution”) to Newco 25,000 Bitcoin in exchange for a number of Newco Class A Interests equal to (x) 25,000 multiplied by the Closing Bitcoin Price, divided by (y) $10.00, and (b) a number of Newco Class B Interests equal to (x) 25,000 multiplied by the Closing Bitcoin Price, divided by (y) $10.00.

The Contribution Agreement may be terminated prior to the Closing as follows: (a) by the mutual written consent of the parties thereto and CEPO; or (b) automatically with no further action required by the parties thereto if the Business Combination Agreement is terminated in accordance with its terms.

The Contribution Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Contribution Agreement and the terms of which are incorporated by reference herein. The information furnished under this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Additional Information and Where to Find It

Pubco and Newco intend to file with the SEC the Registration Statement, which will include a preliminary proxy statement of CEPO and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of CEPO as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. CEPO and/or Pubco will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CEPO AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CEPO’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CEPO, NEWCO, PUBCO AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CEPO and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners I, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to BSTR Holdings, Inc., via email at bstr@blockstreamcapitalpartners.com , respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Convertible Notes and the Preferred Stock to be issued by Pubco, the CEPO Class A Ordinary Shares to be issued by CEPO in the CEPO Equity PIPE and the Newco Interests to be issued by Newco have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

CEPO, Pubco, Newco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from CEPO’s shareholders in connection with the Transactions. A list of the names of such directors and executive officers, and information regarding their interests in the Transactions and their ownership of CEPO’s securities are, or will be, contained in CEPO’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEPO’s shareholders in connection with the Transactions, including the names and interests of CEPO, Newco and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by Pubco and Newco with the SEC. Investors and security holders may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

The information contained in this Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CEPO, Newco or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Transactions, including, expectations, hopes, beliefs, intentions, plans, prospects, financial results, strategies and other statements relating to CEPO, Pubco, Newco and the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by Newco, the current price and volatility of the price of Bitcoin, the future supply of and demand for Bitcoin, Bitcoin’s growing prominence as a digital asset and as the foundation of a new monetary system, Bitcoin’s ability to hedge inflation and economic uncertainty, Pubco's listing on an applicable securities exchange, the economic conditions surrounding Bitcoin, Pubco’s planned business strategy including Pubco's ability to grow its shareholders’ ownership of Bitcoin over time, generate Bitcoin yield, partner with Bitcoin technology companies and produce and provide Bitcoin-related advisory and other services, Pubco’s ability to catalyze the fusion of Bitcoin into finance and capital markets, Pubco’s ability to access legacy Bitcoin investors, any projected outcomes or expectations of crypto treasury strategies or businesses, expectations of Bitcoin to perform as a superior treasury asset, Pubco’s plans and use of proceeds, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors relating to participation in the PIPE Investments or any future securities resulting from any Transactions, any pro forma values associated with any Transactions or with Pubco, any proposed transaction structures and offering terms, plans and expectations for Bitcoin adoption, value creation, investor benefits and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, any expected benefits, future scaling and efficiency upgrades associated with Bitcoin and any expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEPO’s securities; the risk that the Transactions may not be completed by CEPO’s business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of CEPO’s shareholders, or any of the PIPE Investments; failure to realize the anticipated benefits of the Transactions; the level of redemptions of CEPO’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the CEPO Class A Ordinary Shares or the Pubco Class A Stock; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after the Closing; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Pubco’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease at any time after the Closing; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Transactions, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan, including Bitcoin-related advisory services and other Bitcoin-related services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; risks related to the Convertible Notes and the Preferred Stock to be issued by Pubco, the outcome of any potential legal proceedings that may be instituted against Newco, CEPO, Pubco or others following announcement of the Transactions; and those risk factors discussed in documents of Pubco, Newco, or CEPO filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of CEPO dated as of January 6, 2025 and filed by CEPO with the SEC on January 7, 2025, CEPO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q on file, and to be filed, with the SEC and the Proxy Statement/Prospectus that will be filed by Pubco and Newco, and other documents filed by CEPO and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of CEPO, Pubco or Newco presently know or that none of CEPO, Pubco or Newco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CEPO, Pubco or Newco assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CEPO, Pubco or Newco gives any assurance that any of CEPO, Newco or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by CEPO, Pubco or Newco or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+†	Business Combination Agreement dated as of July 16, 2025, by and among CEPO, SPAC Merger Sub, Pubco, Newco, the Seller, CEPO Subsidiary A, CEPO Subsidiary B and Newco Merger Sub
10.1†	Sponsor Support Agreement, dated as of July 16, 2025, by and among Sponsor, CEPO and Pubco.
10.2†	Form of Lock-Up Agreement, by and among Pubco and the undersigned holders thereto.
10.3	Form of Amended and Restated Registration Rights Agreement, by and among Pubco, CEPO, Sponsor and the undersigned holders thereto.
10.4+†	Form of Convertible Notes Subscription Agreement, dated as of July 16, 2025, by and among CEPO, Pubco and certain investors party thereto.
10.5+†	Form of Preferred Stock Subscription Agreement, dated as of July 16, 2025, by and among CEPO, Pubco and certain investors party thereto.
10.6†	Form of CEPO Cash Equity PIPE Subscription Agreement, dated as of July 16, 2025, by and among CEPO, Pubco and certain investors party thereto.
10.7†	Form of CEPO BTC Equity PIPE Subscription Agreement, dated as of July 16, 2025, by and among CEPO, Pubco and certain investors party thereto.
10.8†	Form of Newco Equity PIPE Subscription Agreement, dated as of July 16, 2025, by and among CEPO, Pubco, Newco and certain investors party thereto.
99.1	Contribution Agreement, dated as of July 16, 2025, by and between Newco and the Seller.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CEPO will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2025

CANTOR EQUITY PARTNERS I, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer